Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,424,464.07
Previously Paid Amount	0.00
Total Fee Amount	473.00
Total Offset Amount	0.00
Net Fee	$ 473.00